UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 20, 2005


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                     0-26509                    65-0601272
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 20, 2004, we issued a press release revising earnings guidance for Fourth Quarter and Fiscal 2004 and withdrawing earnings guidance issued for Fiscal 2005. The revised guidance included information related to our quarter and fiscal year ended December 31, 2004. The full text of the press release is furnished as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

         The information in this Item 2.02 of this report and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release revising guidance for Fourth Quarter and Fiscal 2004 and withdrawing guidance for Fiscal 2005, dated January 20, 2005.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NATIONAL COAL CORP.



Date:    January 26, 2005                   By:  /S/ ROBERT CHMIEL
                                                 ---------------------------
                                                 Robert Chmiel
                                                 Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1 Press Release revising guidance for Fourth Quarter and Fiscal 2004 and withdrawing guidance for Fiscal 2005, dated January 20, 2005.


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